UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 24, 2008

______________________________

NEW WORLD BRANDS, INC.
(Exact name of registrant as specified in its charter)

                   Delaware                        033-91432                     02-0401674
               (State or other jurisdiction                     (Commission                      (IRS Employer
                of incorporation)                         File Number)                           Identification No.)

340 West Fifth Avenue, Eugene, Oregon 97401
(Address of principal executive offices)

(541) 868-2900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective January 24, 2008, Noah Kamrat resigned as President and Chief Operations Officer of New World Brands, Inc. (the “Company”).  On and effective January 24, 2008, the Board of Directors of the Company (the “Board”) appointed Noah Kamrat to serve as the Company’s Chief Technology Officer and Vice President of Operations.

On and effective January 24, 2008, the Board appointed M. David Kamrat, who currently serves as the Chief Executive Officer of the Company and as the Chairman of the Board, to also serve as President of the Company.

On and effective January 24, 2008, the Board appointed Shehryar Wahid, who currently serves as the Company’s Chief Financial Officer and Secretary and is a member of the Board to also serve as Chief Operations Officer and Treasurer of the Company.

The information required by Item 401(a)(4), (a)(5) and (c) and Item 404(a) of Regulation S-B in relation to M. David Kamrat, Noah Kamrat and Shehryar Wahid, was included in the Company’s Definitive Information Statement, filed with the Securities and Exchange Commission on March 20, 2007 on Schedule 14C, and is incorporated herein by reference.

On and effective January 24, 2008, the Board appointed Abe Narkunski to serve as Vice President of Operations of the Company’s NWB Telecom division.  Abe Narkunski was founder and Vice President of Public Communications of America from 1986 – 1989, pioneering in the private pay phones, operator services and inmate services businesses.  He founded and served as Vice President of Public Phone, which later became Cominex, from 1989 – 1999, where he automated inmate services and was instrumental in introducing prepaid telephone cards into the U.S. marketplace.  Subsequently, Abe Narkunski held executive positions for calling card companies and a leading POS provider prior to becoming Vice President of Sales and Marketing for Omega Enhanced Services.  He acted as a consultant to numerous leading telecommunication companies prior to joining the Company on May 1, 2007 as telecom sales and operations manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            NEW WORLD BRANDS, INC.

            By: /s/ M. David Kamrat
           Name: M. David Kamrat
           Title: Chief Executive Officer

Date:   January 30, 2008